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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report: January 4, 2017
(Date of earliest event reported)
OCI Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36098	90-0936556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mailing Address: P.O. Box 1647 Nederland, Texas 77627	Physical Address: 5470 N. Twin City Highway Nederland, Texas 77627
(Address of principal executive offices and zip code)
(409) 723-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.
Amendment No. 6 to Revolving Credit Agreement
The description of the RCA Amendment No. 6 (as defined below) provided under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference. A copy of the RCA Amendment No. 6 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Amendment No. 6 to Revolving Credit Agreement
On January 4, 2017, OCI Beaumont LLC (“OCIB”) and OCI Partners LP (the “Partnership”) entered into Amendment No. 6 (the “RCA Amendment No. 6”) to the Revolving Credit Agreement dated as of April 4, 2014 (as previously amended by that certain Amendment No. 1 dated as of June 13, 2014, that certain Amendment No. 2 dated as of March 12, 2015, that certain Amendment No. 3 and Waiver dated as of October 16, 2015, that certain Amendment No. 4 dated as of March 11, 2016, that certain Amendment No. 5 dated as of March 17, 2016 and as so amended by RCA Amendment No. 6, the “Revolving Credit Facility”) with Bank of America, N.A., as administrative agent, and the other lenders party thereto. RCA Amendment No. 6, among other things, (i) added a maximum consolidated senior secured net leverage ratio covenant of (a) 6.25 for the quarter ending March 31, 2017, (b) 5.50 for the quarters ending June 30, 2017 and September 30, 2017, and (c) 5.25 for the quarter ending December 31, 2017, (ii) added a minimum consolidated interest coverage ratio of (a) 1.25 for the quarters ending December 31, 2016 and March 31, 2017, (b) 1.50 for the quarter June 30, 2017, (c) 1.75 for the quarter ending September 30, 2017 and (d) 2.25 for the quarter ending December 31, 2017, (iii) extended the maturity of the Revolving Credit Facility until March 31, 2018, (iv) increased the applicable margin by 1.25%, (v) set the specified liquidity target to be met on a quarterly basis, (vi) added a requirement that proceeds from certain types of debt incurrences be used to clean-up the revolver, (vii) introduced the recurring reduction of the total revolving loan commitment beginning with the quarter ending June 30, 2017 and continuing at the end of each quarter thereafter, (viii) added a requirement that the general liens basket only be used when the consolidated senior secured net leverage ratio does not exceed 2.75 to 1.00 and (ix) updated the computation of certain financial covenants to exclude interest incurred under the Intercompany Term Facility and the Intercompany Revolving Facility.
The foregoing description of the RCA Amendment No. 6 is not complete and is qualified in its entirety by reference to the full text of the RCA Amendment No. 6, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Amendment No. 6, dated as of January 4, 2017, among OCI Beaumont LLC, OCI Partners LP, Bank of America, N.A., as administrative agent, and the other lenders party thereto, to the Revolving Credit Agreement dated as of April 4, 2014

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCI Partners LP

By: OCI GP LLC, its general partner

Dated: January 10, 2017	By:	/s/ Frank Bakker
Frank Bakker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 6, dated as of January 4, 2017, among OCI Beaumont LLC, OCI Partners LP, Bank of America, N.A., as administrative agent, and the other lenders party thereto, to the Revolving Credit Agreement dated as of April 4, 2014